(ICON)

Prudential
20/20 Focus Fund

Annual Report
January 31, 2000

(LOGO)

A Message From the Fund's President                              March 16, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
The 12-month period ended January 31, 2000 was particularly volatile for stocks, and it showed off the architecture of Prudential 20/20 Focus Fund to strong advantage. The Fund's Class A shares finished the period with a 20.07% gain, seven percentage points ahead of their Lipper peer group and nine percentage points ahead of the S&P 500 Index. Including sales charges, the Fund's Class A shares returned 14.07%. This is a very good performance. Each portfolio manager beat his respective style benchmark. In addition, as the chart to the left shows, the Fund's asset value grew more smoothly on a month-by-month basis than either the S&P/Barra Value or the S&P/Barra Growth Index. Over the full year, Sig Segalas' growth selections made the larger contribution to the Fund's performance.

I wanted to show you the chart because it is such an excellent example of the benefits of diversification. Market favor shifted from value to growth over the course of the year, yet the Fund lost ground only when both indexes fell (performance that may not be sustained indefinitely). Diversification across asset classes, as well as investment styles, also can smooth the performance of your investments.

New benchmark
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper Inc. in September 1999. Funds now are classified by their actual holdings instead of by their objectives. They are in peer groups with the same investment style--value, growth, or core--and with holdings of the same general average market capitalization. Prudential 20/20 Focus Fund is classified as a core fund because it is split between value and growth styles.

Different strengths
The Fund's strongest value performers included Tandy (an electronics retailer), Freeport McMoran Copper and Gold, and two integrated oil companies. Its strongest growth performers were technology companies--such as Cisco Systems (computer networking), Texas Instruments (semiconductors), EMC Corporation (large computer disk drive systems), and NTL (a European cable and telecommunications operator)--and media and advertising firms such as Univision Communications and CBS.

Yours sincerely,

John R. Strangfeld
President
Prudential 20/20 Focus Fund

               (GRAPH)

* The chart is based on the growth of a $1.00 investment in Prudential 20/20 Focus Fund "Class A with a similar investment in the S&P/Barra Growth Index and the S&P/Barra Value Index. The S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. The S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. The performance does not include sales charges, but does include the operating expenses incurred in the Fund. Investors cannot invest directly in an index.

Performance Review
-------------------------------------------------------------------------------
(PHOTOS)

Thomas R. Jackson and
Spiros "Sig" Segalas
Fund Managers

Investment Goals and Style
Prudential 20/20 Focus Fund's two investment managers each invest primarily in up to 20 stocks, selected for their superior potential for long-term capital growth. Tom Jackson looks for bargains. He uses a strict value investment style to buy stocks whose prices he believes are too low given their underlying earnings, assets, cash flow, dividends, or book value. Spiros "Sig" Segalas uses a growth investment style, concentrating on stocks of established companies that he believes will have superior absolute and relative earnings growth. There can be no assurance that the Fund's investment objective will be achieved.

This period's returns again reflected the benefit of having two portfolio managers with different styles. They looked for good investments in very different places. Growth-style opportunities were plentiful among technology companies, for example, while good value was found in basic materials.

Technology
Sig Segalas' selections were heavily focused in the technology sector, which far outperformed other sectors over our reporting period, while Tom Jackson's technology holdings were very light. Cisco Systems and EMC are described in our table of largest growth-stock holdings. They had substantial price appreciation over our reporting year. So did Texas Instruments, which makes the chips that are built into autos, cellular phones, and electronic appliances.

Basic Materials
Whereas our growth holdings included no basic materials companies, Tom Jackson positioned the Fund to benefit from the increased demand for industrial commodities as Asian economic growth resumed. The paper company Mead, Freeport McMoran Copper and Gold (which owns a gold and copper mine in Indonesia that is among the world's largest), and the oil companies Elf Aquitaine and Atlantic Richfield (both of which attracted takeover offers) all contributed significantly to the period's return.

Media and Healthcare
Our growth holdings saw large gains from media companies, particularly Univision, which operates the largest Spanish-language television network in the United States. CBS, which is being acquired by Viacom, was another large holding. Our value selections included no media, but they did include hospital managers such as Columbia/HCA Healthcare and Tenet Healthcare, whose stocks were recovering as pricing in the sector recovered. Columbia made a substantial contribution to the period's return. The Fund also owns Wellpoint Health Network (described in our table of largest holdings). Despite its earnings growth and high returns on capital, its share price fell over our

Portfolio Composition

Sectors expressed as a percentage of net assets as of 1/31/00

Consumer Growth        28.6%
Technology             25.6
Utility                16.1
Finance                13.4
Industrial              8.1
Consumer Cyclical       3.6
Cash & Equivalents      4.6
reporting period. Tom Jackson expects a rebound as both pricing and demand for care improve.

The growth industry in healthcare is pharmaceuticals, but it suffered despite considerable consolidation activity. Pharmaceuticals were hurt by concerns that the U.S. government would fund Medicare coverage of drugs--an action that could decrease pricing power for the industry. The Fund sold its shares of American Home Products and Schering Plough (both of which lost ground over the reporting period) and of Glaxo Wellcome (which was less attractive than our other growth holdings).

Financial Services
Both managers had investments in financial services companies, which included Citigroup, Morgan Stanley Dean Witter, and JP Morgan, all of which contributed to our return. The first two made quite substantial contributions. However, we also owned MBNA (credit cards), Safeco (insurance), and Loews (a conglomerate predominantly in insurance), all of which detracted from performance over this period. We sold the MBNA shares.

Performance at a Glance

Cumulative Total Returns1                      As of 1/31/00

                                    One                 Since
                                    Year              Inception2
Class A                            20.07%               38.32%
Class B                            19.16                36.57
Class C                            19.16                36.57
Class Z                            20.25                38.67
Lipper Large-Cap Core Fund Avg.3   12.75                26.38

Average Annual Total Returns1                  As of 1/31/00

                                    One                 Since
                                    Year              Inception2
Class A                            14.07%               18.80%
Class B                            14.16                19.46
Class C                            16.97                20.96
Class Z                            20.25                22.90

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 7/1/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Large-Cap Core Fund category. The Lipper average is unmanaged. Large-Cap Core funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the U.S. diversified large-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill Companies, Inc.

Review Cont'd.
-------------------------------------------------------------------------------

Five Largest Growth and Value Holdings
Expressed as a percentage of net assets as of 1/31/00

Security/Industry/% of Net Assets
Growth Stocks                 Comments
Cisco Systems                 Leading data networking equipment manufacturer. Provides most of
Communications Equipment      the Internet switching infrastructure for both carriers and corporate entry
4.8%                          points, as well as internal corporate networks. A long-term high-growth business.

EMC Corporation               The world's leading supplier of intelligent enterprise storage and retrieval technology,
Computer Hardware             designing systems for open system, mainframe, and midrange environments. EMC's enterprise
4.6%                          storage products allow organizations to leverage their growing volumes of information in ways which may enhance their profitability and competitive advantage.

Citigroup                     A diversified financial services holding company that provides a broad range of financial
Financial Services            services to consumer and corporate customers around the world. The company's services
4.5%                          include investment banking, retail brokerage, corporate banking, and cash management products and services.

NTL Incorporated              NTL provides the "last mile" into the homes of U.K. telecommunications customers. It
Telecommunications Services   operates a digital fiberoptic network, by which it provides Internet access, TV
4.5%                          programming (it plans to offer video-on-demand), and local, long-distance, and international phone service to one million business and residential customers. NTL also offers TV and radio broadcast transmission services and wholesales network access.

Hewlett-Packard               As the world's second-largest computer company, Hewlett-Packard provides imaging and
Computer Hardware             printing systems, computing systems, and information technology services for business and
4.5%                          home. To further fuel its growth, HP is restructuring itself as an Internet specialist providing Web hardware, software, and support to corporate customers.

Value Stocks

Wellpoint Health Network      A converted California Blue Cross/Blue Shield company with very strong management, innovative
Hospital Management           product design, well-above-average enrollment and earnings growth, and high returns on capital.
3.2%                          Should benefit from continued growth in the demand for healthcare and the recovery in industry pricing.

Tenet Healthcare              Second-largest hospital chain in the U.S. Sales were up 10% in 1999. Should benefit from the
Hospital Management           recovery of industry pricing, its continued cost-control efforts, and the growth in
3.2%                          healthcare demand as the average age in the U.S. rises.

Loral Space & Communications  A large manufacturer and operator of satellites. Launching a global satellite-based wireless
Telecommunications Services   communications service operated by its 42%-owned Globalstar Limited Partnership. Share
3.2%                          price is currently depressed by the bankruptcy of its higher-cost competitor Iridium.
                              Showing operating losses because it is still in the capital investment stage on many projects.

Eastman Kodak                 Inexpensive because it's perceived as "old economy." A very strong franchise in photography;
Diversified Consumer          adding digital imaging to its product line while increasing sales and earnings. Focused on
3.1%                          becoming more cost-competitive. We think the expanding U.S. market for digital photography and global market for film (which is relatively cheap) mean strong earnings growth.

Columbia/HCA Healthcare       Largest hospital chain in the U.S. Stock suffered from federal investigation into its Medicare
Hospital Management           and referral procedures. New management stopped aggressive expansion to focus on getting its
2.8%                          operations under control. Pricing for the hospital industry appears to have bottomed. Should benefit from growth in healthcare demand as the average age in the U.S. rises.

Retail
The Fund benefited from its holdings of Tiffany, the leading fine jewelry company in the world. It has very strong earnings momentum, reflecting both strength in the U.S. economy and recovering Asian markets. In addition, it has recently started website sales, which should be a nice additive to long-term growth. Tandy, which was our strongest value holding, is focusing on its Radio Shack retail locations, providing sales outlets for the very competitive computer and cellular telephone industries. Its stock is being driven by two years of double-digit increases in same-store sales and by strong profit growth.

We lost ground on Dillards, an inexpensively purchased department store chain (the third largest upscale chain in the United States) that has had trouble integrating its acquisition of the Mercantile stores. In Tom Jackson's view, the value of its assets exceeds its current market price.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our website and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our website. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852

Main Menu                   Submenus
1. Account information      1. Account balance
                            2. Transactions
                            3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change
                                   3

Portfolio of Investments as of January 31, 2000     PRUDENTIAL 20/20 FOCUS FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.2%
COMMON STOCKS
------------------------------------------------------------
Banks & Financial Services--6.4%
  956,500   Citigroup, Inc.                      $   54,938,969
  182,800   Morgan (J.P.) & Co., Inc.                22,450,125
                                                 --------------
                                                     77,389,094
------------------------------------------------------------
Chemicals--1.5%
  459,600   Eastman Chemical Co.                     18,326,550
------------------------------------------------------------
Computer Hardware--6.4%
  879,400   Compaq Computer Corp.                    24,073,575
  499,200   Hewlett-Packard Co.                      54,038,400
                                                 --------------
                                                     78,111,975
------------------------------------------------------------
Computer Software & Services--12.2%
  537,000   Cisco Systems, Inc.(a)                   58,801,500
  521,500   EMC Corp.(a)                             55,539,750
  346,100   Microsoft Corp.(a)                       33,874,537
                                                 --------------
                                                    148,215,787
------------------------------------------------------------
Diversfied Consumer Products--4.5%
  489,400   Loews Corp.                              27,406,400
1,312,700   Philip Morris Companies, Inc.            27,484,656
                                                 --------------
                                                     54,891,056
------------------------------------------------------------
Electronic Components--4.4%
  494,700   Texas Instruments, Inc.                  53,365,762
------------------------------------------------------------
Entertainment--0.1%
   67,700   Park Place Entertainment Corp.              710,850
------------------------------------------------------------
Forest Products--3.7%
  686,600   Mead Corp.                               25,575,850
  352,500   Temple-Inland, Inc.                      19,717,969
                                                 --------------
                                                     45,293,819
------------------------------------------------------------
Health Care--9.1%
1,238,400   Columbia/HCA Healthcare Corp.        $   33,823,800
1,688,000   Tenet Healthcare Corp.(a)                38,402,000
  567,200   Wellpoint Health Networks, Inc.          38,569,600
                                                 --------------
                                                    110,795,400
------------------------------------------------------------
Hotels--2.0%
2,790,600   Hilton Hotels Corp.                      23,545,688
------------------------------------------------------------
Insurance--4.7%
  444,025   American International Group, Inc.       46,234,103
  448,800   SAFECO Corp.                             10,995,600
                                                 --------------
                                                     57,229,703
------------------------------------------------------------
Media--5.4%
  567,200   CBS Corp.                                33,074,850
  377,400   Clear Channel Communications,
              Inc.(a)                                32,597,925
                                                 --------------
                                                     65,672,775
------------------------------------------------------------
Office Equipment & Supplies--2.7%
1,000,800   Harris Corp.                             29,023,200
1,000,800   Lanier Worldwide                          3,502,800
                                                 --------------
                                                     32,526,000
------------------------------------------------------------
Photography--3.1%
  604,100   Eastman Kodak Co.                        37,378,688
------------------------------------------------------------
Precious Metals--2.6%
1,972,400   Freeport-McMoRan Copper & Gold,
              Inc.(a)                                31,558,400
------------------------------------------------------------
Retail--6.5%
1,256,400   Dillards Department Stores, Inc.         24,107,175
  408,300   Tandy Corp.                              19,955,662
  475,800   Tiffany & Co.                            35,209,200
                                                 --------------
                                                     79,272,037

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of January 31, 2000     PRUDENTIAL 20/20 FOCUS FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Telecommunications--19.9%
1,954,900   Loral Space & Communications, Inc.   $   38,364,913
  435,600   NTL, Inc.                                54,803,925
1,238,700   Qwest Communications
              International, Inc.                    48,773,812
  428,900   Univision Communications, Inc.(a)        45,945,913
  951,800   Vodafone AirTouch PLC (ADR)              53,300,800
                                                 --------------
                                                    241,189,363
                                                 --------------
            Total long-term investments
              (cost $999,000,792)                 1,155,472,947
                                                 --------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.4%
Principal Amount
(000)
------------------------------------------------------------
Commercial Paper--2.1%
$  25,356   American Express Co.,
              5.72%, 02/01/00
              (cost $25,356,000)                     25,356,000
                                                 --------------
------------------------------------------------------------
Repurchase Agreement--3.3%
   39,443   Joint Repurchase Agreement
              Account,
              5.71%, 02/01/00
              (cost $39,443,000; Note 5)             39,443,000
                                                 --------------
            Total short-term investments
              (cost $64,799,000)                     64,799,000
                                                 --------------
------------------------------------------------------------
Total Investments--100.6%
            (cost $1,063,799,792; Note 4)         1,220,271,947
            Liabilities in excess of other
              assets--(0.6%)                         (6,821,022)
                                                 --------------
            Net Assets--100%                     $1,213,450,925
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities                  PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------

Assets                                                                                                          January 31, 2000
Investments, at value (cost $1,063,799,792)...............................................................       $1,220,271,947
Cash......................................................................................................               13,066
Receivable for investments sold...........................................................................            8,826,311
Receivable for Fund shares sold...........................................................................            5,299,946
Dividends and interest receivable.........................................................................              261,823
Prepaid expenses..........................................................................................                8,667
                                                                                                                ----------------
   Total assets...........................................................................................        1,234,681,760
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           15,913,874
Payable for Fund shares repurchased.......................................................................            3,429,262
Distribution fee payable..................................................................................              814,029
Management fee payable....................................................................................              784,763
Accrued expenses..........................................................................................              288,907
                                                                                                                ----------------
   Total liabilities......................................................................................           21,230,835
                                                                                                                ----------------
Net Assets................................................................................................       $1,213,450,925
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $       92,787
   Paid-in capital in excess of par.......................................................................        1,000,744,200
                                                                                                                ----------------
                                                                                                                  1,000,836,987
   Accumulated net realized gain on investments...........................................................           56,141,783
   Net unrealized appreciation on investments.............................................................          156,472,155
                                                                                                                ----------------
Net assets, January 31, 2000..............................................................................       $1,213,450,925
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($270,027,206 / 20,485,752 shares of beneficial interest issued and outstanding)....................               $13.18
   Maximum sales charge (5% of offering price)............................................................                  .69
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $13.87
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($729,338,711 / 55,946,324 shares of beneficial interest issued and outstanding)....................               $13.04
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($145,733,098 / 11,179,083 shares of beneficial interest issued and outstanding)....................               $13.04
   Sales charge (1% of offering price)....................................................................                  .13
                                                                                                                ----------------
   Offering price to public...............................................................................               $13.17
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($68,351,910 / 5,176,394 shares of beneficial interest issued and outstanding)......................               $13.20
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL 20/20 FOCUS FUND
Statement of Operations
------------------------------------------------------------

                                                       Year
                                                      Ended
Net Investment Loss                              January 31, 2000
Income
   Dividends (net of foreign withholding taxes
      of $32,280).............................     $  8,150,726
   Interest...................................        2,199,254
                                                 ----------------
      Total income............................       10,349,980
                                                 ----------------
Expenses
   Management fee.............................        7,071,654
   Distribution fee--Class A..................          513,787
   Distribution fee--Class B..................        5,811,503
   Distribution fee--Class C..................        1,110,391
   Transfer agent's fees and expenses.........        1,105,000
   Registration fees..........................          251,000
   Reports to shareholders....................          210,000
   Custodian's fees and expenses..............          170,000
   Legal fees and expenses....................           35,000
   Amortization of deferred offering costs....           28,000
   Audit fees and expenses....................           27,000
   Trustees' fees and expenses................           18,000
   Miscellaneous..............................              880
                                                 ----------------
      Total expenses..........................       16,352,215
                                                 ----------------
Net investment loss...........................       (6,002,235)
                                                 ----------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions....................      118,380,454
   Net change in unrealized appreciation on
      investments.............................       60,959,722
                                                 ----------------
Net gain on investments.......................      179,340,176
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................     $173,337,941
                                                 ----------------
                                                 ----------------


PRUDENTIAL 20/20 FOCUS FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                         Year         July 1, 1998(a)
Increase in                             Ended             Through
Net Assets                         January 31, 2000   January 31, 1999
Operations
   Net investment loss...........   $    (6,002,235)    $ (1,316,014)
   Net realized gain (loss) on
      investments................       118,380,454       (5,548,276)
   Net change in unrealized
      appreciation on
      investments................        60,959,722       95,512,433
                                   ----------------   ----------------
   Net increase in net assets
      resulting from
      operations.................       173,337,941       88,648,143
                                   ----------------   ----------------
Dividends and distributions (Note
   1)
   Distributions from net
      realized gains
      Class A....................       (11,076,868)              --
      Class B....................       (30,844,040)              --
      Class C....................        (6,030,035)              --
      Class Z....................        (2,663,051)              --
                                   ----------------   ----------------
                                        (50,613,994)              --
                                   ----------------   ----------------
   Tax return of capital
      distribution
      Class A....................                --         (349,450)
      Class B....................                --          (35,325)
      Class C....................                --           (6,617)
      Class Z....................                --          (44,675)
                                   ----------------   ----------------
                                                 --         (436,067)
                                   ----------------   ----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold.....       561,896,628      689,777,037
   Net asset value of shares
      issued in reinvestment of
      distributions..............        48,732,464          422,572
   Cost of shares reacquired.....      (227,459,344)     (70,954,455)
                                   ----------------   ----------------
   Net increase in net assets
      from Fund share
      transactions...............       383,169,748      619,245,154
                                   ----------------   ----------------
Total increase...................       505,893,695      707,457,230
Net Assets
Beginning of period..............       707,557,230          100,000
                                   ----------------   ----------------
End of period....................   $ 1,213,450,925     $707,557,230
                                   ----------------   ----------------
                                   ----------------   ----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                        PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two investment advisers (up to 20 by each) as having strong capital appreciation potential. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments Fund Management LLC ('PIFM').

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments traded on a national securities exchange and NASDAQ National Market System securities are valued at the last reported sales price on the primary exchange on which they are traded or, if there was no sale, at the mean between the last bid and asked prices or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager and Subadvisers.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Offering and Organization Expenses: Approximately $96,000 was incurred and expensed in connection with the organization of the Fund. Offering cost of approximately $67,000 were amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $6,002,235, decrease accumulated net realized gain on investments by $5,974,712 and decrease paid-in capital in excess of par by $27,523 due to a net operating loss and certain non-deductible expenses for the year ended January 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                        PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
Subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two Subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two Subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) will be divided between the two Subadvisers as PIFM deems appropriate. In addition, there will be periodic rebalancing of the portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the portfolio will allocate assets from the better performing of the two Subadvisers to the other.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion. PIFM pays a portion of its management fee to PIC for its subadvisory services. Jennison is compensated by PIFM for its services at the rate of .30 of 1% of the average daily net assets of the portion of the Fund that Jennison manages up to and including $300 million and .25 of 1% of such average daily net assets in excess of $300 million.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended January 31, 2000.
PIMS has advised the Fund that it has received approximately $1,273,800 and $607,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended January 31, 2000. From these fees,

PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $1,834,100 and $90,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIMS, PIC and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion and interest on any borrowings will be at market rates. For the period 3/11/99-3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the SCA is March 9, 2001. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts during the year ended January 31, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended January 31, 2000, the Fund incurred fees of approximately $968,000 for the services of PMFS. As of January 31, 2000, approximately $99,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended January 31, 2000, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $23,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2000 aggregated $1,238,248,684 and $942,258,368, respectively.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                        PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
The federal income tax basis of the Fund's investments at January 31, 2000 was $1,064,087,228 and, accordingly, net unrealized appreciation for federal income tax purposes was $156,184,719 (gross unrealized appreciation--$221,275,853; gross unrealized depreciation--$65,091,134).

For federal income tax purposes, the Fund utilized its capital loss carryforward of approximately $3,039,528 to partially offset the Fund's net taxable gains realized and recognized in the year ended January 31, 2000.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of January 31, 2000, the Fund had a 5.6% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $39,443,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $150,000,000, repurchase price $150,023,833, due 02/01/00. The value of the collateral including accrued interest was $153,133,078.

Credit Suisse First Boston Corporation, 5.74%, in the principal amount of $75,000,000, repurchase price $75,011,958, due 02/01/00. The value of the collateral including accrued interest was $77,491,043.

Credit Suisse First Boston Corporation, 5.73%, in the principal amount of $125,000,000, repurchase price $125,019,896, due 02/01/00. The value of the collateral including accrued interest was $129,169,641.

Greenwich Capital Markets, Inc., 5.72%, in the principal amount of $100,000,000, repurchase price $100,015,888, due 02/01/00. The value of the collateral including accrued interest was $102,001,008.

Goldman, Sachs & Co., 5.70%, in the principal amount of $230,536,000, repurchase price $230,572,502, due 02/01/00. The value of the collateral including accrued interest was $235,147,150.

Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.60%, in the principal amount of $25,000,000, repurchase price $25,003,889, due 02/01/00. The value of the collateral including accrued interest was $25,501,335.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended January 31, 2000:
Shares sold..........................  10,107,012   $125,259,647
Shares issued in reinvestment of
  distributions......................     830,011     10,649,040
Shares reacquired....................  (5,052,322)   (62,914,846)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   5,884,701     72,993,841
Shares issued upon conversion from
  Class B............................     698,940      8,763,860
                                       ----------   ------------
Net increase in shares outstanding...   6,583,641   $ 81,757,701
                                       ----------   ------------
                                       ----------   ------------
July 1, 1998(a) through
  January 31, 1999:
Shares sold..........................  16,742,582   $167,315,504
Shares issued in reinvestment of
  distributions......................      33,206        338,369
Shares reacquired....................  (2,906,652)   (28,864,601)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................  13,869,136    138,789,272
Shares issued upon conversion from
  Class B............................      30,475        305,798
                                       ----------   ------------
Net increase in shares outstanding...  13,899,611   $139,095,070
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Year ended January 31, 2000:
Shares sold..........................  23,777,037   $291,788,460
Shares issued in reinvestment of
  distributions......................   2,324,567     29,545,248
Shares reacquired....................  (8,189,070)  (101,234,812)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................  17,912,534    220,098,896
Shares reacquired upon conversion
  into Class A.......................    (704,230)    (8,763,860)
                                       ----------   ------------
Net increase in shares outstanding...  17,208,304   $211,335,036
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                        PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------

Class B                                  Shares        Amount
-------------------------------------  ----------   ------------
July 1, 1998(a) through
  January 31, 1999:
Shares sold..........................  41,599,322   $415,817,933
Shares issued in reinvestment of
  distributions......................       3,323         33,793
Shares reacquired....................  (2,836,718)   (27,718,475)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................  38,765,927    388,133,251
Shares reacquired upon conversion
  into Class A.......................     (30,407)      (305,798)
                                       ----------   ------------
Net increase in shares outstanding...  38,735,520   $387,827,453
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
Year ended January 31, 2000:
Shares sold..........................   5,803,272   $ 71,399,010
Shares issued in reinvestment of
  distributions......................     463,070      5,885,623
Shares reacquired....................  (2,166,404)   (26,773,332)
                                       ----------   ------------
Net increase in shares outstanding...   4,099,938   $ 50,511,301
                                       ----------   ------------
                                       ----------   ------------
July 1, 1998(a) through
  January 31, 1999:
Shares sold..........................   7,993,762   $ 80,272,330
Shares issued in reinvestment of
  distributions......................         630          6,403
Shares reacquired....................    (917,747)    (8,944,615)
                                       ----------   ------------
Net increase in shares outstanding...   7,076,645   $ 71,334,118
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Year ended January 31, 2000:
Shares sold..........................   5,930,034   $ 73,449,511
Shares issued in reinvestment of
  distributions......................     206,424      2,652,553
Shares reacquired....................  (2,952,230)   (36,536,354)
                                       ----------   ------------
Net increase in shares outstanding...   3,184,228   $ 39,565,710
                                       ----------   ------------
                                       ----------   ------------
July 1, 1998(a) through
  January 31, 1999:
Shares sold..........................   2,526,447   $ 26,371,270
Shares issued in reinvestment of
  distributions......................       4,323         44,007
Shares reacquired....................    (541,104)    (5,426,764)
                                       ----------   ------------
Net increase in shares outstanding...   1,989,666   $ 20,988,513
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) Commencement of offering of Class A, B, C and Z shares.
--------------------------------------------------------------------------------
                                       11

Financial Highlights                                 PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------

                                                      Class A                              Class B                    Class C
                                         ---------------------------------     --------------------------------     -----------
                                                          July 1, 1998(a)                      July 1, 1998(a)
                                         Year Ended           Through          Year Ended          Through          Year Ended
                                         January 31,        January 31,        January 31,       January 31,        January 31,
                                           2000(e)            1999(e)            2000(e)           1999(e)            2000(e)
                                         -----------     -----------------     -----------     ----------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................     $   11.49          $   10.00          $   11.46          $  10.00          $   11.46
                                         -----------           -------         -----------          -------         -----------
Income from investment operations
Net investment income (loss).........          (.01)               .01               (.10)             (.04)              (.10)
Net realized and unrealized gain on
   investments and foreign
   currencies........................          2.30               1.51               2.28              1.50               2.28
                                         -----------           -------         -----------          -------         -----------
   Total from investment
      operations.....................          2.29               1.52               2.18              1.46               2.18
                                         -----------           -------         -----------          -------         -----------
Less distributions:
Distributions from net realized
   gains.............................          (.60)                --               (.60)               --               (.60)
Tax return of capital distribution...            --               (.03)                --                --(d)              --
                                         -----------           -------         -----------          -------         -----------
   Total distributions...............          (.60)              (.03)              (.60)               --               (.60)
                                         -----------           -------         -----------          -------         -----------
Net asset value, end of period.......     $   13.18          $   11.49          $   13.04          $  11.46          $   13.04
                                         -----------           -------         -----------          -------         -----------
                                         -----------           -------         -----------          -------         -----------
TOTAL RETURN(b):.....................         20.07%             15.19%             19.16%            14.61%             19.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $ 270,027          $ 159,777          $ 729,339          $443,798          $ 145,733
Average net assets (000).............     $ 205,515          $ 131,335          $ 581,150          $334,157          $ 111,039
Ratios to average net assets:
   Expenses, including distribution
      fees...........................          1.20%              1.32%(c)           1.95%             2.07%(c)           1.95%
   Expenses, excluding distribution
      fees...........................           .95%              1.07%(c)            .95%             1.07%(c)            .95%
   Net investment income (loss)......          (.10)%              .13%(c)           (.85)%            (.62)%(c)          (.84)%
For Class A, B, C and Z shares
Portfolio turnover...................           105%                70%
                                                                        Class Z
                                                            --------------------------------
                                       July 1, 1998(a)                      July 1, 1998(a)
                                           Through          Year Ended          Through
                                         January 31,        January 31,       January 31,
                                           1999(e)            2000(e)           1999(e)
                                       ----------------     -----------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................      $  10.00          $   11.49          $  10.00
                                             ------         -----------           ------
Income from investment operations
Net investment income (loss).........          (.03)               .02               .02
Net realized and unrealized gain on
   investments and foreign
   currencies........................          1.49               2.29              1.51
                                             ------         -----------           ------
   Total from investment
      operations.....................          1.46               2.31              1.53
                                             ------         -----------           ------
Less distributions:
Distributions from net realized
   gains.............................            --               (.60)               --
Tax return of capital distribution...            --(d)              --              (.04)
                                             ------         -----------           ------
   Total distributions...............            --               (.60)             (.04)
                                             ------         -----------           ------
Net asset value, end of period.......      $  11.46          $   13.20          $  11.49
                                             ------         -----------           ------
                                             ------         -----------           ------
TOTAL RETURN(b):.....................         14.61%             20.25%            15.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......      $ 81,100          $  68,352          $ 22,882
Average net assets (000).............      $ 64,848          $  45,183          $ 12,905
Ratios to average net assets:
   Expenses, including distribution
      fees...........................          2.07%(c)            .95%             1.07%(c)
   Expenses, excluding distribution
      fees...........................          1.07%(c)            .95%             1.07%(c)
   Net investment income (loss)......          (.62)%(c)           .16%              .38%(c)
For Class A, B, C and Z shares
Portfolio turnover...................

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than .005 per share.
(e) Calculations are made based on average month-end shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Report of Independent Accountants                    PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees of
Prudential 20/20 Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential 20/20 Focus Fund (the 'Fund') at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 1, 1998 (commencement of operations) through January 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
March 21, 2000


Tax Information (Unaudited)                          PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (January 31, 2000) as to the federal tax status of dividends paid by the Fund during its fiscal year ended January 31, 2000.

During the fiscal year, the Fund paid dividends of $.60 per Class A, B, C and Z shares. Of these amounts, $.239 per Class A, B, C and Z shares represent distributions from long-term capital gains and is taxable as such. The remaining $.361 per Class A, B, C and Z shares represent dividends from ordinary income (short-term capital gains). Further, we wish to advise you that 18.45% of the ordinary income dividends paid during the fiscal year qualified for the corporate dividends received deduction available to corporate taxpayers.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential 20/20 Focus Fund vs. the S&P 500 Index

Class A
(CHART)

Average Annual Total Returns

With Sales Charge    As of 1/31/00
Since Inception             18.80%
One Year                    14.07
----------------------------------
Without Sales Charge As of 1/31/00
Since Inception             22.71%
One Year                    20.07

Class B
(CHART)

Average Annual Total Returns

With Sales Charge    As of 1/31/00
Since Inception             19.46%
One Year                    14.16
----------------------------------
Without Sales Charge As of 1/31/00
Since Inception             21.73%
One Year                    19.16

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in Prudential 20/20 Focus Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values of Class A, B, C, and Z shares, and their values at the end of the fiscal year (January 31), as measured on a quarterly basis, beginning July 1, 1998. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on January 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

Class C
(CHART)

Average Annual Total Returns

With Sales Charge    As of 1/31/00
Since Inception             20.96%
One Year                    16.97
----------------------------------
Without Sales Charge As of 1/31/00
Since Inception             21.73%
One Year                    19.16

Class Z
(CHART)

Average Annual Total Returns

                     As of 1/31/00
Since Inception             22.90%
One Year                    20.25

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Fund Family
-------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
  Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series

Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

Fund Symbols         NASDAQ      CUSIP
     Class A         PTWAX     743979106
     Class B         PTWBX     743979205
     Class C         PTWCX     743979304
     Class Z         PTWZX     743979403

---------------------------------------
visit our website at www.prudential.com
---------------------------------------

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO) Printed on Recycled Paper

Fund Symbols         NASDAQ      CUSIP
     Class A         PTWAX     743979106
     Class B         PTWBX     743979205
     Class C         PTWCX     743979304
     Class Z         PTWZX     743979403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF183E  (LOGO) Printed on Recycled Paper